[LOGO]

                             LEONETTI BALANCED FUND










                                  ANNUAL REPORT

                                  JUNE 30, 1999

                                     [LOGO]

July, 1999


Dear Shareholder,

The Leonetti Balanced Fund has gotten a quick jump on the first half of 1999 with a gain of 10.11 percent as of June 30,1999. Our Fund beat the Lipper Balanced Fund Index's return of 6.16 percent by 3.95 percent. The Leonetti
Balanced Fund has remained for all of 1999 as one of the top 15 performing balanced funds out of a universe of more than 400 for the past twelve months return. At June 30, 1999, our Fund was ranked in sixth place. This ranking, which is conducted by Lipper Inc., is done weekly and can be found in the Wall Street Journal Interactive edition, and monthly in the print version of The Wall Street Journal. Our Fund also continues to be ranked as a top performing hybrid fund by Morningstar for its past twelve months' return. At the end of the second quarter, the assets of the Fund crossed the $24 million level.

A combination of falling bond prices, worries over earnings, and what actions the Federal Reserve would take, left the stock market in a state of flux in the second quarter. The large capitalization growth stocks that had led the market higher over the past year reached a short-term top in early April, as did the top performing Internet stocks. As these stocks went into normal corrections of 20-40 percent from their highs, basic material stocks, oil stocks and cyclicals such as chemicals, papers and steel stocks took over the market leadership.

These stocks, which had underperformed for so long, rallied higher during the second quarter. The correction in the growth stocks lasted for the last two weeks of April, all of May and nearly all of June before finishing the end of the quarter back on their upward trek. Much of the market activity in June and even late May revolved around what the Federal Reserve would do at their June month-end meeting. Bonds had been weak since February and remained weak throughout the second quarter. A good measure of performance by bonds is the Salomon Smith Barney Bond Index which finished the quarter down 0.84 percent and down 2.26 percent year to date. The Federal Reserve announced that they would increase the Federal Funds rate by a quarter percent, but remove the tightening bias that they had been maintaining. The bond and stock markets reacted very favorably sending prices nicely higher at the end of the quarter.

The Leonetti Balanced Fund's ten largest stock holdings as of June 30, 1999 were IBM Corp., Cisco Systems, Lucent Technologies, General Electric, America Online, EMC Corp., Microsoft Corp., Tribune Co., MCI Worldcom, and McDonalds Corp.

As we write this newsletter, the large capitalization stocks have regained their leadership over the past couple of weeks. This is very positive for the stock market and, of course, for our Fund. Bonds remain lackluster, and other than short-term rallies we do not see a lot of potential in the fixed-income market. The stock market remains a liquidity driven market and we do not see that changing for quite some time. Large flows of cash will continue to find their way into the stock market with the support of the low interest rate, low inflation and low unemployment environment. Our outlook continues to be bright.

We appreciate your continued support and interest in the Leonetti Balanced Fund and look forward to serving your investment needs and objectives.


Cordially,

LEONETTI & ASSOCIATES, INC.

                           Leonetti      Wilshire 5000+Salomon+      Lipper
                        Balanced Fund      US Treasury Index      Balanced Index
                        -------------      -----------------      --------------
  8/1/95                   $10,000              $10,000              $10,000
 9/30/95                   $ 9,940              $10,375              $10,354
12/31/95                   $10,605              $10,842              $10,817
 3/31/96                   $10,936              $11,187              $11,059
 6/30/96                   $10,846              $11,535              $11,283
 9/30/96                   $10,856              $11,821              $11,579
12/31/96                   $11,330              $12,456              $12,224
 3/31/97                   $11,218              $12,509              $12,277
 6/30/97                   $12,464              $13,994              $13,586
 9/30/97                   $13,709              $15,030              $14,465
12/31/97                   $13,691              $15,342              $14,675
 3/31/98                   $14,993              $16,736              $15,834
 6/30/98                   $15,468              $17,085              $16,111
 9/30/98                   $14,387              $16,014              $15,183
12/31/98                   $17,459              $18,222              $16,930
 3/31/99                   $18,506              $18,628              $17,201
 6/30/99                   $19,224              $19,552              $17,974

                           Average Annual Total Return
                           Period Ended June 30, 1999

1 Year..............................  24.28%
3 Year..............................  21.02%
Since Inception (8/1/95)............  18.17 %

Past performance is not predictive of future performance.

The Lipper Balanced Index is an equally weighted performance index, of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treasury Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Bond Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer and a minimum of one-hundred million dollars outstanding. The indices are unmanaged and returns include reinvested dividends.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS: 67.4%                                      Value
--------------------------------------------------------------------------------
             BANKS: 0.9%
     5,208   Commerce Bancshares, Inc.............................  $   209,622
                                                                    -----------
             COMMUNICATIONS - EQUIPMENT: 4.6%
    16,368   Lucent Technologies Inc..............................    1,103,817
                                                                    -----------
             COMPUTER - HARDWARE: 10.9%
     8,000   Sun Microsystems, Inc.*..............................      551,000
    16,000   International Business Machines Corp.................    2,068,000
                                                                    -----------
                                                                      2,619,000
                                                                    -----------
             COMPUTER - LOCAL NETWORKS: 6.0%
    22,500   Cisco Systems, Inc.*.................................    1,451,250
                                                                    -----------
             COMPUTER - MEMORY DEVICES: 3.7%
    16,000   EMC Corp.*...........................................      880,000
                                                                    -----------
             COMPUTER - NETWORK AND COMMUNICATIONS: 0.7%
     5,000   Adaptec, Inc.*.......................................      176,562
                                                                    -----------
             COMPUTER - ONLINE SERVICES: 3.7%
     8,000   America Online, Inc.*................................      884,000
                                                                    -----------
             COMPUTER - SOFTWARE: 3.5%
     5,000   Novell, Inc.*........................................      132,500
     8,000   Microsoft Corp.*.....................................      721,500
                                                                    -----------
                                                                        854,000
                                                                    -----------
             DIVERSIFIED OPERATIONS: 2.4%
     6,000   Tyco International Ltd...............................      568,500
                                                                    -----------
             DURABLE GOODS: 3.8%
     8,000   General Electric Company.............................      904,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
             ELECTRONICS - SEMICONDUCTORS: 1.0%
     4,000   Xilinx,  Inc.*.......................................  $   229,000
                                                                    -----------
             FINANCIAL SERVICES: 2.0%
    10,000   Citigroup Inc........................................      475,000
                                                                    -----------
             LEISURE - SERVICES: 0.7%
     4,000   Royal Caribbean Cruises Ltd..........................      175,000
                                                                    -----------
             MANUFACTURING - LARGE APPLIANCES: 1.2%
     4,000   Maytag Corp..........................................      278,750
                                                                    -----------
             MEDIA - NEWSPAPERS/CABLE TV: 3.8%
     8,000   Fox Entertainment Group, Inc.*.......................      215,500
     8,000   Tribune Company......................................      697,000
                                                                    -----------
                                                                        912,500
                                                                    -----------
             MEDICAL - PHARMACEUTICALS: 1.8%
     6,000   Merck & Co., Inc.....................................      444,000
                                                                    -----------
             OFFICE AUTOMATION & EQUIPMENT: 1.2%
     5,000   Xerox Corp...........................................      295,313
                                                                    -----------
             OIL & GAS - FIELD SERVICES: 2.1%
     8,000   Schlumberger Limited.................................      509,500
                                                                    -----------
             RETAIL - BUILDING PRODUCTS: 2.1%
     8,000   The Home Depot, Inc..................................      515,500
                                                                    -----------
             RETAIL - DRUG STORE: 1.7%
     8,000   CVS Corp.............................................      409,000
                                                                    -----------
             RETAIL - RESTAURANTS: 2.7%
    16,000   McDonald's Corp......................................      661,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
             RETAIL - SUPERMARKETS: 1.2%
    10,000   Kroger Company*......................................  $   279,375
                                                                    -----------
             TELECOMMUNICATIONS: 4.6%
     8,000   Sprint Corp..........................................      422,500
     8,000   MCI WorldCom Inc.*...................................      690,000
                                                                    -----------
                                                                      1,112,500
                                                                    -----------
             TELECOMMUNICATIONS SERVICES: 1.1%
     8,000   Qwest Communications International Inc.*.............      264,500
                                                                    -----------
             Total Common Stocks (Cost $9,965,912)................   16,211,689
                                                                    -----------

 Principal
  Amount     U.S. GOVERNMENT OBLIGATIONS: 26.7%
--------------------------------------------------------------------------------
$  350,000   U.S. Treasury Note, 6.000%, 10/15/1999...............      351,203
   800,000   U.S. Treasury Note, 5.500%, 02/29/2000...............      802,000
   800,000   U.S. Treasury Note, 5.000%, 02/28/2001...............      794,000
   500,000   U.S. Treasury Note, 4.625%, 12/31/2000...............      494,063
 1,000,000   U.S. Treasury Note, 4.625%, 11/30/2000...............      989,063
   800,000   U.S. Treasury Note, 4.500%, 09/30/2000...............      791,000
   400,000   U.S. Treasury Note, 5.875%, 02/15/2000...............      401,750
   900,000   U.S. Treasury Note, 5.375%, 01/31/2000...............      901,969
   500,000   U.S. Treasury Note, 5.250%, 01/31/2001...............      498,438
   400,000   U.S. Treasury Note, 6.125%, 07/31/2000...............      403,125
                                                                    -----------
             Total U.S. Government Obligations (Cost $6,447,021)..    6,426,611
                                                                    -----------

             REPURCHASE AGREEMENT: 10.2%
--------------------------------------------------------------------------------
 2,455,000   Firstar Bank Repurchase Agreement, 3.30%, dated
             03/30/1999, due 7/1/1999, collateralized by
             $2,503,511 GNMA, 5.50%, due 5/20/2024, (proceeds
             $2,455,225) (cost $2,455,000)........................    2,455,000
                                                                    -----------
             Total Investments In Securities
             (cost $18,867,933): 104.3%...........................   25,093,300
             Liabilities in Excess of Other Assets: (4.3%)........   (1,025,478)
                                                                    -----------
             TOTAL NET ASSETS: 100.0%.............................  $24,067,822
                                                                    ===========

* Non-income producing securities.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $18,867,933)..........  $25,093,300
  Cash............................................................          205
  Receivables:
    Fund shares sold..............................................       13,895
    Dividends and interest........................................       98,981
  Deferred organization costs.....................................        7,099
  Prepaid expenses................................................           86
                                                                    -----------
        Total assets..............................................   25,213,566
                                                                    -----------
LIABILITIES
  Payables:
    Advisory fees.................................................       18,986
    Administration fee............................................        4,179
    Securities purchased..........................................    1,077,700
    Fund shares redeemed..........................................       19,414
  Accrued expenses................................................       25,465
                                                                    -----------
        Total liabilities.........................................    1,145,744
                                                                    -----------
NET ASSETS  ......................................................  $24,067,822
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($24,067,822/1,473,219 shares outstanding; unlimited number
    of shares authorized without par value).......................  $     16.34
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital.................................................  $17,098,340
  Undistributed net investment income.............................       32,448
  Undistributed net realized gain on investments..................      711,667
  Net unrealized appreciation on investments .....................    6,225,367
                                                                    -----------
      Net assets..................................................  $24,067,822
                                                                    ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest......................................................  $   315,555
    Dividends.....................................................       72,895
    Other.........................................................        3,952
                                                                    -----------
      Total income................................................      392,402
                                                                    -----------
  Expenses
    Advisory fees.................................................      184,956
    Administration fee............................................       36,278
    Registration fees.............................................       19,998
    Fund accounting fees..........................................       20,648
    Transfer agent fees...........................................       18,949
    Audit fee.....................................................       16,023
    Custody fees..................................................        9,650
    Amortization of deferred organization costs...................        6,000
    Legal fees....................................................        4,775
    Trustee fees..................................................        4,250
    Reports to shareholders.......................................        2,900
    Miscellaneous.................................................        2,014
    Insurance.....................................................          723
                                                                    -----------
        Total expenses............................................      327,164
                                                                    -----------
      NET INVESTMENT INCOME.......................................       65,238
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments................................      676,378
  Net unrealized appreciation on investments......................    3,510,644
                                                                    -----------
    Net realized and unrealized gain on investments...............    4,187,022
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 4,252,260
                                                                    ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------
                                                                       Year           Year
                                                                       Ended          Ended
                                                                   June 30, 1999   June 30, 1998
                                                                    -----------     -----------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income...........................................  $    65,238     $    51,772
  Net realized gain on investments................................      676,378       1,694,629
  Net unrealized appreciation on investments......................    3,510,644       1,050,874
                                                                    -----------     -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    4,252,260       2,797,275
                                                                    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income......................................      (59,358)        (30,287)
  From net realized gain on investments...........................   (1,019,875)       (973,796)
                                                                    -----------     -----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS...........................   (1,079,233)     (1,004,083)
                                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
    outstanding shares (a)........................................    5,397,710       2,420,672
                                                                    -----------     -----------
    TOTAL INCREASE IN NET ASSETS..................................    8,570,737       4,213,864
                                                                    -----------     -----------
NET ASSETS
  Beginning of period.............................................   15,497,085      11,283,221
                                                                    -----------     -----------
  END OF PERIOD...................................................  $24,067,822     $15,497,085
                                                                    ===========     ===========

(a) A summary of capital share transactions is as follows:

                                            Year Ended                      Year Ended
                                           June 30, 1999                   June 30, 1998
                                    ---------------------------     ---------------------------
                                      Shares           Value          Shares           Value
                                    -----------     -----------     -----------     -----------
  Shares sold.....................      365,405     $ 5,421,234         218,573     $  2,894,591
  Shares issued in reinvestment
    of distributions..............       78,386       1,074,676          81,718         994,509
  Shares redeemed.................      (75,553)     (1,098,200)       (112,150)     (1,468,428)
                                    -----------     -----------     -----------     -----------
  Net increase....................      368,238     $ 5,397,710         188,141     $ 2,420,672
                                    ===========     ===========     ===========     ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------------------------------
                                                        Year Ended June 30,               August 1, 1995*
                                            -------------------------------------------       through
                                               1999            1998            1997        June 30, 1996
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......  $     14.02     $     12.31     $     10.80     $     10.00
                                            -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income...................         0.05            0.05            0.06            0.09
  Net realized and unrealized gain
    on investments........................         3.18            2.75            1.54            0.76
                                            -----------     -----------     -----------     -----------
Total from investment operations..........         3.23            2.80            1.60            0.85
                                            -----------     -----------     -----------     -----------
Less distributions:
  From net investment income..............        (0.05)          (0.03)          (0.09)          (0.05)
  From net realized gains.................        (0.86)          (1.06)           0.00            0.00
                                            -----------     -----------     -----------     -----------
Total distributions.......................        (0.91)          (1.09)          (0.09)          (0.05)
                                            -----------     -----------     -----------     -----------
Net asset value, end of period............  $     16.34     $     14.02     $     12.31     $     10.80
                                            ===========     ===========     ===========     ===========
Total return..............................        24.28%          24.10%          14.91%           8.46%**

Ratios/supplemental data:
Net assets, end of period (millions)......  $      24.1     $      15.5     $      11.3     $      10.1
Ratio of expenses to average net assets...         1.77%           1.99%           2.29%           2.26%+
Ratio of net investment income to
  average net assets......................         0.35%           0.40%           0.47%           1.02%+

Portfolio turnover rate...................        81.16%          89.51%         119.75%          42.16%

*  Commencement of operations.
+  Annualized.
** Not annualized.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on August 1, 1995. The investment objective of the Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities and high quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange, or included in the Nasdaq National Market System, are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

               U.S. Government obligations with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government obligations with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS. The Fund incurred expenses of $30,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced operations.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Leonetti & Associates, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 1999, the Fund incurred $184,956 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor may reduce its fees or make reimbursement to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee based on average daily net assets at the following annual rates:

          Under $15 million                $30,000
          $15 to $50 million                  0.20%
          $50 to $100 million                 0.15%
          $100 to $150 million                0.10%
          Over $150 million                   0.05%

     For  the  year  ended,   June  30,  1999,  the  Fund  incurred  $36,278  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the year ended June 30, 1999, excluding short-term investments, were $15,650,234 and $13,491,550, respectively.

     For the year ended June 30, 1999, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $3,098,969 and $1,050,000 respectively.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
NOTE 5 - TAX BASIS APPRECIATION

     At June 30, 1999, the cost of securities for Federal tax purposes was the same as their basis for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

          Gross unrealized appreciation...........................  $ 6,335,492
          Gross unrealized depreciation...........................     (110,125)
                                                                    -----------
            Net unrealized appreciation...........................  $ 6,225,367
                                                                    ===========

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Leonetti Balanced Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leonetti Balanced Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 1, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leonetti Balanced Fund as of June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period August 1, 1995 (commencement of operations) through June 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Los Angeles, California
July 30, 1999

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
                                     ADVISOR
                           Leonetti & Associates, Inc.
                         1130 Lake Cook Road, Suite 300
                          Buffalo Grove, Illinois 60089
                                 (800) 454-0999
                                       --
                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                       --
                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       --
                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                       --
                                    AUDITORS
                                Ernst & Young LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017
                                       --
                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.